UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 13, 2014
Citigroup Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, New York, New York (Address of principal executive offices)		10022 (Zip Code)

(212) 559-1000
(Registrant's telephone number,
including area code)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

CITIGROUP INC.
Current Report on Form 8-K

Item 8.01    Other Events.

As previously disclosed by Citigroup Inc. (Citi), effective January 1, 2014, certain business activities within Securities and Banking and Transaction Services were realigned and aggregated as Banking and Markets and Securities Services within the Institutional Clients Group (ICG) segment. This change was due to the realignment of the management structure within the ICG segment and had no impact on any total segment-level information. In addition, during the first quarter of 2014, reclassifications were made related to Citi’s re-allocation of certain administrative, operations and technology costs among Citi’s businesses, the allocation of certain costs from the Corporate/Other segment to Citi’s businesses as well as certain immaterial reclassifications between revenues and expenses affecting ICG. This realignment and these reclassifications were reflected in Citi’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2014 (First Quarter 2014 Form 10-Q) filed on May 2, 2014 with the U.S. Securities and Exchange Commission. As required by ASC 280, Segment Reporting, attached as Exhibit 99.01 to this Form 8-K (Exhibit 99.01) are the historical audited consolidated financial statements included in Citi’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 (2013 Form 10-K), conformed to reflect this realignment and these reclassifications, including reclassification of all comparative prior period segment information. Citi’s consolidated net income and earnings per share were unchanged for all periods presented.
Exhibit 99.01 reflects certain reclassifications in revenues and expenses on Citi’s Consolidated Statement of Income included in its 2013 Form 10-K related to the immaterial reclassification affecting ICG described above. Exhibit 99.01 does not restate or revise Citi’s Consolidated Statement of Comprehensive Income, Consolidated Balance Sheet, Consolidated Statement of Changes in Stockholders’ Equity or Consolidated Statement of Cash Flows included in its 2013 Form 10-K. Exhibit 99.01 also includes updates to certain Notes to the Consolidated Financial Statements to reflect classification or presentation changes to conform to the First Quarter 2014 Form 10-Q presentation. The information included in this Form 8-K should be read in conjunction with Citi’s 2013 Form 10-K and First Quarter 2014 Form 10-Q.
Exhibit 99.01 will serve as the historical consolidated financial statements of Citi for existing and future filings made pursuant to the Securities Act of 1933, as amended, until Citi files its Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number

99.01
Historical audited consolidated financial statements of Citigroup Inc. reflecting the above-referenced realignment and reclassifications. Also included is the Report of Independent Registered Public Accounting Firm dated March 3, 2014, except as to Notes 3, 5, 6, 17, 20, 22, 23 and 25 which are as of June 13, 2014.

99.02     Consent of KPMG LLP, Independent Registered Public Accounting Firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.
Dated: June 13, 2014
	By:	/s/ JEFFREY R. WALSH Jeffrey R. Walsh Controller and Chief Accounting Officer